                              ARMOR HOLDINGS, INC.
                 AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN

         1. PURPOSE. The purpose of Armor Holdings, Inc. 2002 Stock Incentive
Plan (the "Plan") is to provide a means through which the Company and its
Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its
Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

         So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted
Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

         2. SHARES SUBJECT TO THE PLAN. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 6,700,000 Shares. Shares that have been (a) reserved for issuance under
Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3. ELIGIBILITY. ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the
Company.

         4. ADMINISTRATION.

              4.1 Committee Authority. This Plan will be administered by the
Committee or by the Board. Any power, authority or discretion granted to the
Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

              (a) select persons to receive Awards;

              (b) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to

              (c) Awards;determine the vesting, exerciseability and payment of
                  Awards;

              (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

              (e) determine whether Awards will be granted singly, in
                  combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or
                  Subsidiary of the Company;

              (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

              (g) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

              (h) grant waivers of Plan or Award conditions;

              (i) determine whether an Award has been earned;

              (j) accelerate the vesting of any Award; and

              (k) make all other determinations necessary or advisable for the administration of this Plan.

         The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the
Board.

              4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

         5. STOCK OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be "Incentive Stock
Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options (options not intended to qualify as incentive stock options)("NQSO's"), the number of Shares subject to the
Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

              5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the
Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

              5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any
Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

              5.3 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be greater, less than, or equal to the Fair Market Value of the Shares on the date of grant;
provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise
Price of any ISO granted to a Ten Percent Stockholder will not be less than 110%
of the Fair Market Value of the Shares on the date of grant.

              5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

              5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise
Agreement") in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise
Agreement, if any, and such representations and agreements regarding
Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

              5.6 Termination. Unless otherwise expressly provided in an Award
Agreement or otherwise determined by the Committee, exercise of an Option will always be subject to the following:

              a. If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability, then the
                 Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the
                 Termination Date no later than three (3) months after the
                 Termination Date (or such

                 shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a
                 NQSO), but in any event, no later than the expiration date of the Options.

              b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of
                 Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the
                 Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

              c. Notwithstanding the provisions in paragraph 5.6(a) above, if a
                 Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such
                 determination, the Committee shall give the Participant an opportunity to present to the Committee evidence on his behalf.
                 For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated.

              d. If the Participant is not an employee or a director, the Award
                 Agreement shall specify treatment of the Award upon
                 Termination.

         5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first
$100,000 worth of Shares to become exercisable in such calendar year will be
ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the

Code or the regulations promulgated thereunder are amended after the Effective
Date of this Plan to provide for a different limit on the Fair Market Value of
Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

              5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, except as expressly provided for in the
Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted and (ii) except as provided for in Section 18 of the Plan,
Options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company's Stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

              5.9 Limitations on Exercise. The Committee may specify a
reasonable minimum number of Shares that may be purchased on any exercise of an
Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

              5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

              5.11 Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was the result of the
Company's inability to timely execute the exercise of an option award and (ii)
the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

        6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the
Company to sell to an eligible person Shares that are subject to restrictions.
The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

              6.1 Form of Restricted Stock Award. All purchases under a
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award
Agreement ("Restricted Stock Purchase Agreement") that will be in such form
(which need not be the same for each Participant) as the Committee will from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock shall will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase
Agreement and full payment for the Shares to the Company not later than thirty
(30) days after the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute

and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

              6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the
Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 8 of this Plan.

              6.3 Terms of Restricted Stock Awards. Restricted Stock Awards
shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement.
Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the
Committee shall: (a) determine the nature, length and starting date of any
Performance Period for the Restricted Stock Award; (b) select from among the
Performance Factors to be used to measure performance goals, if any; and (c)
determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned and such determination shall be conclusive. Performance Periods may overlap and
Participants may participate simultaneously with respect to Restricted Stock
Awards that are subject to different Performance Periods and having different performance goals and other criteria.

              6.4 Stock Restrictions. Each certificate representing Restricted
Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

              "TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS
              RESTRICTED PURSUANT TO THE TERMS OF A RESTRICTED STOCK AGREEMENT,
              DATED AS OF _______, BETWEEN ARMOR HOLDINGS, INC., AND
              ____________. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL
              EXECUTIVE OFFICES OF ARMOR HOLDINGS, INC."

         Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

              6.5 Termination During Performance Period. If a Participant is
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of
Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

         7. STOCK BONUSES.

              7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares
(which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the
Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the
Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the
Participant's individual Award Agreement (the "Performance Stock Bonus
Agreement") that will be in such form (which need not be the same for each
Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual Performance Factors or upon such other criteria as the Committee may determine.

              7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance
Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the
Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance
Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

              7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         8. PAYMENT FOR SHARE PURCHASES.

              8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participants Award
Agreement and where permitted by law:

              a. by cancellation of indebtedness of the Company to the
Participant;

              b. by surrender of shares that either: (1) have been owned by
Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

              c. by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

              d. by waiver of compensation due or accrued to the Participant for services rendered;

              e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

              (1)  through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the
                   Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the
                   Exercise Price, and whereby the NASD Dealer irrevocably
                   commits upon receipt of such Shares to forward the Exercise
                   Price directly to the Company; or

              (2)  through a "margin" commitment from the Participant and a NASD
                   Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD
                   Dealer in a margin account as security for a loan from the
                   NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such
                   Shares to forward the Exercise Price directly to the Company;
                   or

              f. by any combination of the foregoing or other method authorized by the Committee.

         At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

              8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9.   WITHHOLDING TAXES.

              9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the
Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

              9.2 Stock Withholding. When, under applicable tax laws, a
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the
Committee.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the
Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11. TRANSFERABILITY.

              11.1 Non-Transferability of Options. No Option granted under the
Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such Option right shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of Options made under this provision will not be effective until notice of such transfer is delivered to the Company.

              11.2 Rights of Transferee. Notwithstanding anything to the contrary herein, if an Option has been transferred in accordance with Section
11.1 above, the Option shall

be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred Option, the period during which the Option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the Option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the
Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the
Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective
Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a
Participant an Award previously granted

                                       10

with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the
Participant may agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the
Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the
Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable;
and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the
Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the
Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate
Participant's employment or other relationship at any time, with or without cause.

         18. CORPORATE TRANSACTIONS.

              18.1 Assumption or Replacement of Awards by Successor. If a
Change-of-Control Event occurs:

              (i)   the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any
                    Change-of-Control Event:

                    (1)  substitute equivalent Options or Awards or provide
                         substantially similar consideration to Participants
                         as was provided to stockholders (after taking into
                         account the existing provisions of the Awards), or

                    (2)  issue, in place of outstanding Shares of the Company
                         held by the Participant, substantially similar
                         shares or substantially similar other securities or
                         substantially similar other property subject to
                         repurchase restrictions no less favorable to the
                         Participant.

                                       11

              (ii)  Notwithstanding anything in this Plan to the contrary, the
                    Committee may, in its sole discretion, provide that the
                    vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the
                    consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such
                    Options will become exercisable in full prior to the
                    consummation of such event at such time and on such
                    conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the
                    Committee.

              18.2 Other Treatment of Awards. Subject to any rights and
limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

              18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section
424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

              18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the
Exercise Prices of and number of Shares subject to outstanding Options, and (c)
the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the
Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

                                       12

         20. TERM OF PLAN. Unless earlier terminated as provided herein, this
Plan will terminate ten (10) years from the date this Plan is adopted by the
Board. The expiration of the Plan, however, shall not affect the rights of
Participants under Options theretofore granted to them, and all unexpired
Options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an
Option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any Option or Award previously granted under the
Plan.

         22. EFFECT OF SECTION 162(m) OF THE CODE. The Plan, and all Awards
issued thereunder, are intended to be exempt from the application of Section
162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury
Regulation Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's
Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under
Section 162(m) of the Code has been obtained.

         23. GENERAL.

              23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of
Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award

                                       13

Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the
Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any
Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

              23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other
Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the
Company, a Subsidiary or an Affiliate.

              23.3. Designation and Change of Beneficiary. Each Participant
shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the
Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the
Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

              23.4. Payments to Persons Other Than Participants. If the
Committee shall find that any person to whom any amount is payable under the
Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the
Company therefor.

              23.5. No Liability of Committee Members. No member of the
Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the
Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim)
arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or

                                       14

willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the
Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

              23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

              23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

              23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

              23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

              23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

              23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

              23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

              23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or
Affiliate.

                                       15

              23.14 Nonexclusivity of the Plan. Neither the adoption of this
Plan by the Board, the submission of this Plan to the stockholders of the
Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

              23.15 Employees Based Outside of the United States.
Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its
Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

         24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         "Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

         "Award" means any award under this Plan, including any Option,
         Restricted Stock or Stock Bonus.

         "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "Board" means the Board of Directors of the Company.

         "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the
         Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

         "Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the

                                       16

         Company within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

         "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         "Common Stock" means the outstanding common stock, par value $0.01 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

         "Committee" means the Compensation Committee, the Stock Option
         Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

         "Company" means Armor Holdings, Inc., a Delaware corporation, or any successor corporation.

         "Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the
         Committee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "Fair Market Value" means, as of any date, the value of a share of the
         Company's Common Stock determined as follows:

              a. if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock
                 Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common
                 Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

              b. if such Common Stock is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ
                 National Market on the date of determination as reported in The
                 Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

                                       17

              c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in
                 The Wall Street Journal or, if not reported in The Wall Street
                 Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

              d. if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

         "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
         Section 16 of the Exchange Act.

         "NASD Dealer" has the meaning set forth in Section 8(e).

         "NQSO's" has the meaning set forth in Section 5.

         "Option" means an award of an option to purchase Shares pursuant to
         Section 5.

         "Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

         "Parent" means any corporation or other legal entity (other than the
         Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

         "Participant" means a person who receives an Award under this Plan.

         "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

              a. Net revenue and/or net revenue growth;

                                       18

              b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

              c. Operating income and/or operating income growth;

              d. Net income and/or net income growth;

              e. Earnings per share and/or earnings per share growth;

              f. Total stockholder return and/or total stockholder return growth;

              g. Return on equity;

              h. Operating cash flow;

              i. Adjusted operating cash flow return on income;

              j. Economic value added;

              k. Successful capital raises;

              l. Individual confidential business objectives

              m. Other factors deemed reasonable and appropriate by the
                 Committee.

         "Performance Period" means the period of service determined by the
         Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock
         Bonuses.

         "Plan" means Armor Holdings, Inc. 2002 Stock Incentive Plan, as amended from time to time.

         "Restricted Stock Award" means an award of Shares pursuant to Section
         6.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

         "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

         "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the

                                       19

         last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

         "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

         "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a
         Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii)
         military leave, or (iii) any other leave of absence approved by the
         Committee, provided, that such leave is for a period of not more than
         90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         "Unvested Shares" means "Unvested Shares" as defined in the Award
         Agreement.

         "Vested Shares" means "Vested Shares" as defined in the Award
         Agreement.

                                       20